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                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Yellow Roadway Corporation on Form 10-Q for the period ended March 31, 2004, as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, William D. Zollars, Chief Executive Officer of Yellow Roadway Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Yellow Roadway Corporation.

Date: May 10, 2004                             /s/ William D. Zollars
                                               ----------------------------
                                               William D. Zollars
                                               Chairman of the Board of
                                               Directors, President & Chief
                                               Executive Officer